Federated Investors
World-Class Investment Manager

Federated World Utility Fund

A Portfolio of Federated World Investment Series, Inc.

8TH SEMI-ANNUAL REPORT

May 31, 2001

Established 1994

NOT FDIC INSURED * MAY LOSE VALUE * NO BANK GUARANTEE

Richard B. Fisher

President

Federated World Utility Fund

President's Message

Dear Fellow Shareholder:

Federated World Utility Fund was created in 1994 and I am pleased to present its eighth Semi-Annual Report. As of May 31, 2001, the fund's net assets totaled $122.9 million and were invested in approximately 60 stocks in 10 countries. This fund provides opportunities for income and capital growth by owning a diversified portfolio of recognizable domestic and international utility corporation stocks and convertible securities in the electric, natural gas, water and telecommunications sectors.1

This report covers the six-month reporting period from December 1, 2000 through May 31, 2001. It begins with an interview with fund co-managers Richard J. Lazarchic and Richard M. Winkowski, both vice presidents with Federated Global Investment Management Corp. Following their discussion are three additional items of interest. First is a series of graphs showing the fund's long-term investment performance. Second is a complete listing of the fund's global investments, and third is the publication of the fund's financial statements.

1 International investing involves special risks including currency risk, increased volatility of foreign securities and differences in auditing and other financial standards. Funds whose investments are concentrated in a specific industry or sector may be subject to a higher degree of market risk than funds whose investments are diversified. In addition, utility securities are interest-rate sensitive, and a rise in interest rates can cause their value to fall.

During the reporting period ended May 31, 2001, the fund retained its defensive focus on the United States (74.4% of net assets), and holdings included value-oriented electric and natural gas stocks as well as growth-intensive telecommunications holdings. Although the fund's telecommunications exposure was tapered over the reporting period, continued global technology sector volatility had a negative impact on fund performance. Individual share class total return performance for the six-month reporting period, including income distributions, follows:2

	Total Return	Income Distributions	Net Asset Value Increase
Class A Shares	1.74%	$0.126	$15.73 to $15.88 = 0.95%
Class B Shares	1.36%	$0.001	$15.48 to $15.69 = 1.36%
Class C Shares	1.29%	$0.000	$15.50 to $15.70 = 1.29%

The fund's average annualized performance, based on net asset value, since inception through May 31, 2001, shows that Federated World Utility Fund can be a valuable long-term investment:3

Class A Shares (inception date 4/22/94)	13.25%
Class B Shares (inception date 7/27/95)	13.85%
Class C Shares (inception date 7/27/95)	13.82%

2 Performance quoted is based on net asset value, represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Total returns for the period, based on offering price (i.e., less any applicable sales charge), for Class A, B and C Shares were (3.88)%, (4.14)% and 0.29%, respectively.

3 Total annualized returns for the Fund's Shares since their inception periods, based on offering price, were 12.35%, 13.76% and 13.82% for Class A, B and C Shares, respectively. The fund's Class A, B and C Shares five-year total returns were 14.02%, 13.19%, and 13.18%, respectively, based on net asset value, and 12.74%, 12.95%, and 13.18%, respectively, based on offering price.

Current performance information is available at our website www.federatedinvestors.com or by calling 1-800-341-7400.

Remember, adding to your investment account and reinvesting your dividends in additional shares is a convenient, painless way to "pay yourself first" and enjoy the benefit of compounding from the shares you buy today.4

Thank you for choosing Federated World Utility Fund to pursue your long-term investment goals and for your continued confidence in the fund.

Sincerely,

Richard B. Fisher

Richard B. Fisher
President
July 15, 2001

4 Systematic investing does not ensure a profit or protect against loss in declining markets. Because dollar cost averaging involves continuous investment regardless of fluctuating price levels, investors should consider their financial ability to continue purchases during periods of low price levels.

Richard J. Lazarchic, CFA

Vice President

Federated Global
Investment Management Corp.

Richard M. Winkowski

Vice President

Federated Global
Investment Management Corp.

Investment Review

What are your comments on the global utility market?

The past six months have been a difficult time for global equities. In general, there has been no "safe haven" country or sector, and selling across the board, even in defensive sectors, has taken place. As investors became more risk-averse in this environment, "value" stocks outperformed "growth" stocks. In utilities, we witnessed the usual counter market trends in the first half of the reporting period, with good December 2000 and February 2001 reporting periods contrasted with an unimpressive January reporting period, during which the market exploded on the upside after the surprise Federal Reserve Board (the "Fed") rate cut on January 3, 2001. In the second half of the reporting period, this trend was not as prevalent, as most utility stocks followed the mid-April to mid-May market rise northward despite specific events like profit warnings in telecommunications and continued high prices in electricity and natural gas.

In general, positive utility subsectors included some domestic long distance and regional Bell telephone names, electric companies and most natural gas companies. Negative sectors were the competitive local exchange carriers, telecommunications equipment names and California-retail electric utility names.

As mentioned previously, utility stocks, due to their defensive nature, often perform counter to market averages especially during market volatility, which prevailed over the first half of the six-month reporting period.

The effect of interest rate cuts on utility stock performance has been muted somewhat due to lower rates in general, and the fact that the fastest growing sectors of the utility industry usually pay low or no interest rates. The slower growing sectors are in many cases having earnings growth problems that do not make them ideal places to park investment money in times of distress.

Subsectors of the utility universe are being driven more by price effects of the basic commodity, such as bandwidth, spectrum, kilowatt or BTU--than by interest rates or number of customers, since volume, except in emerging markets, is driven by use rather than by price per unit.

What were the fund's returns for the six-month reporting period?

As of May 31, 2001, the fund's total returns based on net asset value were: Class A Shares, 1.74%; Class B Shares, 1.36%; and Class C Shares, 1.29%. These returns closely tracked the 1.38% return of the fund's peer group, Lipper Utility Funds Average.1 The fund significantly outperformed the (11.32)% return of its benchmarks, Morgan Stanley Capital International World Telecommunications Services Index and Morgan Stanley Capital International World Utilities Index.2

Early in 2001, the fund's performance was widely dispersed by subsector and by company, and there was great variation between the "winners" and "losers." Our underweight in telecommunications and overweight in electric and natural gas stocks helped the fund's performance. Surprisingly, some of the beleaguered domestic long distance companies (WorldCom, for example), integrated communication companies (Broadwing) and undersea fiber optic network companies (Tycom) contributed positively to the fund's performance early in the year. On the other hand, previously reliable performers like Enron and Coastal hurt our first quarter returns. Exceptions to our guarded telecommunications position were the regional Bells, and gains there improved fund performance.

Electric and natural gas holdings were driven by a combination of defensiveness and commodity influence ebbing and flowing with both high prices and California revelations and reverberations. In general, electric stocks like Calpine and Dynegy did well from mid-January through the end of April, while natural gas stocks like El Paso Energy Corp., National Fuel Gas and Enron had a perilous December but came through at other times depending on multiples and the amount of business in California.

1 Lipper figures represent the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the category indicated. Lipper returns do not take sales charges into account.

2 The MSCI World Telecommunications Services Index is a capitalization-weighted index that monitors the performance of utilities stocks from around the world.

What were some of the fund's recent purchases?

Recent purchases included the following companies:

PPL Corp. (United States; 3.1% of net assets) delivers electricity in Pennsylvania and natural gas in Pennsylvania and Maryland. The company also markets wholesale and retail electricity in the United States and Canada. In addition, PPL operates power plants in the United States, Spain and Portugal and owns companies in the United Kingdom and Latin America that deliver electricity.

TXU Corp. (United States; 2.7% of net assets) is an energy services company with multinational operations. The company provides electric and gas services, merchant trading, energy marketing, telecommunications services and other energy-related services. TXU delivers energy to customers primarily in Texas, the United Kingdom, continental Europe and Australia.

Suez SA (France; 1.9% of net assets) collects, treats and recycles water; constructs water treatment plants; sells chemical products for water treatment; distributes electricity and gas; and offers cable television and Internet access services. The company operates throughout the world.

RWE AG (Germany; 1.3% of net assets) through its subsidiaries generates electricity; mines coal; produces crude oil; refines petroleum products; offers water disposal and recycling services; supplies drinking water; manufactures operating tables, power supplies, transformers and printing presses; decommissions nuclear power plants; and disposes of nuclear waste. The company operates worldwide.

What were the fund's top ten holdings as of May 31, 2001?

The top ten holdings were as follows:

Name	Country	Percentage of Net Assets	Sector
Exelon Corp.	United States	4.25%	Utilities
SBC Communications, Inc.	United States	4.25%	Telecommunications
El Paso Energy Corp.	United States	3.59%	Utilities
PPL Corp.	United States	3.13%	Utilities
Allegheny Energy, Inc.	United States	3.07%	Utilities
American Electric Power Co., Inc.	United States	3.06%	Utilities
Calpine Corp.	United States	2.87%	Utilities
First Energy Corp.	United States	2.77%	Utilities
Dynegy, Inc.	United States	2.71%	Utilities
TXU Corp.	United States	2.69%	Utilities
TOTAL		32.39%

What were the fund's country weightings?

As of May 31, 2001, the fund's country weightings were as follows:

Country	Percentage of Net Assets
United States	74.4%
United Kingdom	7.1%
Brazil	2.5%
Germany	2.2%
Canada	2.1%
France	1.9%
Italy	1.8%
Portugal	1.5%
Australia	0.9%
Japan	0.7%

What is your current strategy for the fund's country and sector weightings?

Looking ahead, we plan to remain overweight in electric-generating companies as well as in natural gas holdings. Continued high prices for electricity and the lack of an excess natural gas supply should continue to support these stocks. Calpine and El Paso Energy (both in the United States) are two companies we like in these areas, with the former building its electric-generating capacity substantially and the latter continuing to build its natural gas infrastructure. We also increasingly are favoring global plays in liquefied natural gas due to what we believe are continued high natural gas prices going forward, which can justify the high front-end cost of entry. This will allow for the delivery of gas from supply points to demand points without having to use uninterrupted pipeline capacity. We are less enthusiastic in the telecommunications area due to the high costs of modernization, continued lower prices, and high debt levels that may continue to force drawn-out and sometimes costly acquisitions, which will distract investors and cause unneeded volatility in the stock.

While other sectors are expected to continue to struggle, we believe selected utility equities offer good value based on dividend yields, cash flows, book values, revenues and/or earnings. In the short run, we will be positioned defensively with higher than average cash positions at times used to take stakes or add to positions. Given the two- to fourfold increase in tower density needed to support the next generation of cell phones, tower companies may hold longer term promise. However, we generally feel many technology-related telecommunications and electric securities will dramatically change the landscape of the investor-owned utility industry.

Because domestic utilities are the most numerous and many have attractive price-to-earnings ratios, United States holdings will continue to drive the fund's portfolio; however, we intend to broaden our exposure to Asia and add positions in Latin America where growth rates may be higher.

Two Ways You May Seek to Invest for Success:

INITIAL INVESTMENT

If you had made an initial investment of $8,000 in the Class A Shares of Federated World Utility Fund on 4/22/94, reinvested dividends and capital gains, and did not redeem any shares, your account would have been worth $18,3411 on 5/31/01. You would have earned a 12.35% average annual total return for the investment life span.

One key to investing wisely is to reinvest all distributions in fund shares. This increases the number of shares on which you can earn future dividends and you gain the benefit of compounding.

As of 6/30/01, the Class A Shares' 1-year, 5-year and since inception (4/22/94) average annual total returns were (18.00)%, 10.74% and 10.97%, respectively. Class B Shares' 1-year, 5-year and since inception (7/27/95) average annual total returns were (18.59)%, 10.91% and 12.03%, respectively. Class C Shares' 1-year, 5-year and since inception (7/27/95) average annual total returns were (14.76)%, 11.17% and 12.10%, respectively.2

1 Total return represents the change in the value of an investment after reinvesting all income and capital gains, and takes into account the 5.50% sales charge applicable to an initial investment in Class A Shares. As of October 1, 1994, the maximum sales charge was 5.50%. Data quoted represents past performance and does not guarantee future results. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost.

2 The total returns stated take into account all applicable sales charges. The maximum sales charges and contingent deferred sales charges for the fund are as follows: Class A Shares, 5.50% sales charge; Class B Shares, 5.50% contingent deferred sales charge; Class C Shares, 1.00% contingent deferred sales charge.

ONE STEP AT A TIME

$1,000 initial investment and subsequent investments of $1,000 each year for 7 years (reinvesting all dividends and capital gains) grew to $11,946.

With this approach, the key is consistency.

If you had started investing $1,000 annually in the Class A Shares of Federated World Utility Fund on 4/22/94, reinvested your dividends and capital gains, and did not redeem any shares, you would have invested only $8,000, but your account would have reached a total value of $11,9461 by 5/31/01. You would have earned an average annual total return of 10.95%.

A practical investment plan helps you pursue income through a diversified portfolio primarily invested in domestic and international utility securities. Through systematic investing, you buy shares on a regular basis and reinvest all earnings. An investment plan can work for you when you invest only $1,000 annually. You can take it one step at a time. Put time, money, and compounding to work.

1 This chart assumes that the subsequent annual investments are made on the last day of each anniversary month. No method of investing can guarantee a profit or protect against loss in down markets.

Hypothetical Investor Profile--Investing for Growth

Carol and Vince Snow--a dual-income suburban couple--are building a nest egg for their son Nick's college education.

Carol and Vince invested $10,000 in the Class A Shares of Federated World Utility Fund on April 22, 1994. Since then, Carol and Vince have added $250 every month. By May 31, 2001, their account had grown to $54,301, giving them an annual total return of 11.79%.

Now the Snows can feel confident that they can afford a quality education for Nick--whether or not he gets the soccer scholarship that he is hoping for.

The couple is fictional, but the figures are real.

This hypothetical scenario is provided for illustrative purposes only and does not represent the results obtained by any particular shareholder. Past performance does not guarantee future results.

Portfolio of Investments

May 31, 2001 (unaudited)

Shares			Value
		COMMON STOCKS--95.1%
		Capital Goods--1.3%
75,600		Turbo Genset, Inc.	$497,394
38,000		Waste Management NZ Ltd.	1,063,240

		TOTAL	1,560,634

		Electric Utilities: Central--2.6%
60,000		CMS Energy Corp.	1,780,200
39,000		Utilicorp United, Inc.	1,406,730

		TOTAL	3,186,930

		Electric Utilities: East--6.9%
71,000		Allegheny Energy, Inc.	3,777,200
28,389		Constellation Energy Group	1,342,800
30,000		Northeast Utilities Co.	577,200
35,000		Public Service Co. of New Mexico	1,265,950
65,000		Puget Energy, Inc.	1,555,450

		TOTAL	8,518,600

		Electric Utilities: South--11.7%
37,500		Duke Energy Corp.	1,714,500
44,000		Entergy Corp.	1,900,800
72,345		El Paso Energy Corp.	4,405,810
23,000		FPL Group, Inc.	1,339,750
96,000		Reliant Resources, Inc.	3,302,400
185,000		Scottish & Southern Energy PLC	1,673,608

		TOTAL	14,336,868

		Energy--10.2%
41,000		Aquila, Inc.	1,217,700
11,000		Anadarko Petroleum Corp.	688,710
10,000		Devon Energy Corp.	582,100
18,000		EOG Resources, Inc.	808,020
44,500		National Fuel Gas Co.	2,543,620
41,000		NICOR, Inc.	1,590,390
60,500	[1]	NRG Energy, Inc.	1,774,465
Shares			Value
		COMMON STOCKS--continued
		Energy--continued
68,000		Petrobras, ADR	$1,924,400
25,500		Questar Corp.	790,245
27,500		Vectren Corp.	607,475

		TOTAL	12,527,125

		Technology Hardware & Equipment--0.9%
49,000		General Motors Corp., Class H	1,171,100

		Telecommunication Services--18.0%
38,000		BellSouth Corp.	1,566,740
83,000		COLT Telecom Group PLC	865,021
648,000		Cable & Wireless Optus Ltd.	1,149,763
300,000		Energis PLC	1,132,588
246,500	[1]	McLeodUSA, Inc., Class A	1,136,365
42		NTT DoCoMo, Inc.	805,518
75,000	[1]	Qwest Communications International, Inc.	2,755,500
121,276		SBC Communications, Inc.	5,220,932
97,000		TELUS Corp.	2,052,345
70,000		Tele Norte Leste Participacoes SA, ADR	1,109,500
55,000		Verizon Communications	3,016,750
501,079		Vodafone Group PLC	1,287,791

		TOTAL	22,098,813

		Transportation--1.7%
235,000		Autostrade Spa	1,436,802
75,000		Brisa Auto Estradas de Portugal SA	679,269

		TOTAL	2,116,071

		Utilities--41.8%
75,000		American Electric Power Co., Inc.	3,765,000
71,500	[1]	Calpine Corp.	3,524,950
38,000		Cinergy Corp.	1,343,300
52,000		DTE Energy Co.	2,325,440
67,500		Dynegy, Inc.	3,327,750
22,000		E.On AG	1,094,677
90,000		Edison SPA	823,494
480,000		Electricidade de Portugal SA	1,181,204
Shares			Value
		COMMON STOCKS--continued
		Utilities--continued
42,500		Enron Corp.	$2,248,675
77,000		Exelon Corp.	5,222,140
111,000		FirstEnergy Corp.	3,402,150
525,800		Innogy Holdings PLC	1,679,371
51,000		KeySpan Corp.	2,035,920
1,110,000		Lattice Group PLC	2,124,800
62,994		NiSource, Inc.	1,971,712
64,500		PPL Corp.	3,851,295
24,400		Pinnacle West Capital Corp.	1,218,780
39,000		Public Service Enterprises Group, Inc.	2,004,990
41,500		RWE AG	1,551,176
77,500		Suez SA	2,359,364
67,000		TXU Corp.	3,305,780
26,000		Williams Cos., Inc. (The)	1,024,400

		TOTAL	51,386,368

		TOTAL COMMON STOCKS (IDENTIFIED COST $101,483,043)	116,902,509

		MUTUAL FUND--2.0%
2,399,976		Prime Value Obligations Fund, Class IS (at net asset value)	2,399,976

		TOTAL INVESTMENTS (IDENTIFIED COST $103,883,019)[2]	$119,302,485

1 Non-income producing security.

2 The cost of investments for federal tax purposes amounts to $103,883,019. The net unrealized appreciation of investments on a federal tax basis amounts to $15,419,466 which is comprised of $17,592,090 appreciation and $2,172,624 depreciation at May 31, 2001.

Note: The categories of investments are shown as a percentage of net assets ($122,892,144) at May 31, 2001.

The following acronym is used throughout this portfolio:

ADR	--American Depositary Receipt

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

May 31, 2001 (unaudited)

Assets:
Total investments in securities, at value (identified cost $103,883,019)		$119,302,485
Income receivable		332,773
Receivable for investments sold		9,551,371
Receivable for shares sold		93,649

TOTAL ASSETS		129,280,278

Liabilities:
Payable for investments purchased	$5,614,519
Payable for shares redeemed	709,774
Net payable for foreign currency exchange contracts	5,941
Accrued expenses	57,900

TOTAL LIABILITIES		6,388,134

Net assets for 7,782,329 shares outstanding		$122,892,144

Net Assets Consist of:
Paid in capital		$117,896,354
Net unrealized appreciation of investments and translation of assets and liabilities in foreign currency		15,413,764
Accumulated net realized loss on investments and foreign currency transactions		(10,720,074)
Undistributed net investment income		302,100

TOTAL NET ASSETS		$122,892,144

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Class A Shares:
Net Asset Value Per Share ($65,973,006 ÷ 4,154,859 shares outstanding)		$15.88

Offering Price Per Share (100/94.50 of $15.88)[1]		$16.80

Redemption Proceeds Per Share		$15.88

Class B Shares:
Net Asset Value Per Share ($47,941,610 ÷ 3,055,813 shares outstanding)		$15.69

Offering Price Per Share		$15.69

Redemption Proceeds Per Share (94.50/100 of $15.69)[1]		$14.83

Class C Shares:
Net Asset Value Per Share ($8,977,528 ÷ 571,657 shares outstanding)		$15.70

Offering Price Per Share		$15.70

Redemption Proceeds Per Share (99.00/100 of $15.70)[1]		$15.54

1 See "What Do Shares Cost?" in the Prospectus.

See Notes which are an integral part of the Financial Statements

Statement of Operations

Six Months Ended May 31, 2001 (unaudited)

Investment Income:
Dividends (net of foreign taxes withheld of $36,764)		$1,503,839
Interest		202,532

TOTAL INCOME		1,706,371

Expenses:
Investment adviser fee	$631,495
Administrative personnel and services fee	92,247
Custodian fees	15,474
Transfer and dividend disbursing agent fees and expenses	94,947
Directors'/Trustees' fees	1,298
Auditing fees	11,814
Legal fees	1,782
Portfolio accounting fees	40,639
Distribution services fee--Class B Shares	185,223
Distribution services fee--Class C Shares	33,993
Shareholder services fee--Class A Shares	84,803
Shareholder services fee--Class B Shares	61,741
Shareholder services fee--Class C Shares	11,331
Share registration costs	26,438
Printing and postage	17,949
Insurance premiums	674
Taxes	5,474
Miscellaneous	1,559

TOTAL EXPENSES	1,318,881

Reimbursement of investment adviser fee	(335)

Net expenses		1,318,546

Net investment income		387,825

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments and foreign currency transactions		(2,363,402)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency		3,737,650

Net realized and unrealized gain on investments and foreign currency transcations		1,374,248

Change in net assets resulting from operations		$1,762,073

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

	Six Months Ended (unaudited) 5/31/2001	Year Ended 11/30/2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$387,825	$514,784
Net realized loss on investments and foreign currency transactions	(2,363,402)	(8,033,638)
Net change in unrealized appreciation of investments and translation of assets and liabilities in foreign currency	3,737,650	(7,916,186)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	1,762,073	(15,435,040)

Distributions to Shareholders:
Distributions from net investment income
Class A Shares	(561,869)	(212)
Class B Shares	(3,232)	(143)
Class C Shares	--	(23)
Distributions from net realized gain on investments and foreign currency transactions
Class A Shares	--	(8,931,433)
Class B Shares	--	(6,033,693)
Class C Shares	--	(965,023)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(565,101)	(15,930,527)

Share Transactions:
Proceeds from sale of shares	9,966,830	93,740,587
Net asset value of shares issued to shareholders in payment of distributions declared	511,966	14,145,185
Cost of shares redeemed	(20,472,979)	(60,692,247)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(9,994,183)	47,193,525

Change in net assets	(8,797,211)	15,827,958

Net Assets:
Beginning of period	131,689,355	115,861,397

End of period (including undistributed net investment income of $302,100 and $479,376, respectively)	$122,892,144	$131,689,355

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class A Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2001	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$15.73	$19.61	$16.24	$14.16	$12.69	$10.96
Income From Investment Operations:
Net investment income	0.08	0.13 [1]	0.03	0.23	0.28	0.43
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.20	(1.34)	4.68	2.55	2.00	1.67

TOTAL FROM INVESTMENT OPERATIONS	0.28	(1.21)	4.71	2.78	2.28	2.10

Less Distributions:
Distributions from net investment income	(0.13)	(0.00)[2]	(0.04)	(0.26)	(0.38)	(0.37)
Distributions from net realized gain on investments and foreign currency transactions	--	(2.67)	(1.30)	(0.44)	(0.43)	--

TOTAL DISTRIBUTIONS	(0.13)	(2.67)	(1.34)	(0.70)	(0.81)	(0.37)

Net Asset Value, End of Period	$15.88	$15.73	$19.61	$16.24	$14.16	$12.69

Total Return[3]	1.74%	(7.64)%	31.41%	20.42%	19.08%	19.54%

Ratios to Average Net Assets:

Expenses	1.74%[4]	1.69%	1.61%	1.52%	1.40%	1.05%

Net investment income	0.96%[4]	0.69%	0.21%	1.71%	2.16%	3.87%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	0.37%	0.81%	1.49%	3.11%

Supplemental Data:

Net assets, end of period (000 omitted)	$65,973	$70,883	$65,071	$28,022	$20,394	$12,671

Portfolio turnover	107%	219%	169%	139%	52%	50%

1 Per share amount based on average shares outstanding.

2 Per share amount does not round to $(0.01).

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

6 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class B Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/31/2001	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$15.48	$19.47	$16.19	$14.12	$12.68	$10.95
Income From Investment Operations:
Net investment income (net operating loss)	0.01	(0.01)[1]	(0.07)	0.12	0.21	0.35
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.20	(1.31)	4.65	2.54	1.95	1.67

TOTAL FROM INVESTMENT OPERATIONS	0.21	(1.32)	4.58	2.66	2.16	2.02

Less Distributions:	(0.00)[2]
Distributions from net investment income	--	(0.00)[2]	--	(0.15)	(0.29)	(0.29)
Distributions from net realized gain on investments and foreign currency transactions	--	(2.67)	(1.30)	(0.44)	(0.43)	--

TOTAL DISTRIBUTIONS	(0.00)[2]	(2.67)	(1.30)	(0.59)	(0.72)	(0.29)

Net Asset Value, End of Period	$15.69	$15.48	$19.47	$16.19	$14.12	$12.68

Total Return[3]	1.36%	(8.34)%	30.57%	19.53%	18.04%	18.79%

Ratios to Average Net Assets:
Expenses	2.49%[4]	2.44%	2.36%	2.27%	2.15%	1.80%

Net investment income (net operating loss)	0.21%[4]	(0.05)%	(0.54)%	0.96%	1.36%	3.18%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	0.37%	0.81%	1.49%	3.11%

Supplemental Data:

Net assets, end of period (000 omitted)	$47,942	$51,312	$43,969	$22,793	$15,177	$4,091

Portfolio turnover	107%	219%	169%	139%	52%	50%

1 Per share amount based on average shares outstanding.

2 Per share amount does not round to $(0.01).

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income net operating loss ratios shown above.

6 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Financial Highlights -- Class C Shares

(For a Share Outstanding Throughout Each Period)

	Six Months Ended (unaudited)	Year Ended November 30,
	5/13/2001	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$15.50	$19.48	$16.21	$14.14	$12.67	$10.95
Income From Investment Operations:
Net investment income (net operating loss)	0.01	(0.01)[1]	(0.06)	0.12	0.19	0.33
Net realized and unrealized gain (loss) on investments and foreign currency transactions	0.19	(1.30)	4.63	2.54	2.00	1.68

TOTAL FROM INVESTMENT OPERATIONS	0.20	(1.31)	4.57	2.66	2.19	2.01

Less Distributions:
Distributions from net investment income	--	(0.00)[2]	--	(0.15)	(0.29)	(0.29)
Distributions from net realized gain on investments and foreign currency transactions	--	(2.67)	(1.30)	(0.44)	(0.43)	--

TOTAL DISTRIBUTIONS	--	(2.67)	(1.30)	(0.59)	(0.72)	(0.29)

Net Asset Value, End of Period	$15.70	$15.50	$19.48	$16.21	$14.14	$12.67

Total Return[3]	1.29%	(8.29)%	30.46%	19.50%	18.24%	18.61%

Ratios to Average Net Assets:
Expenses	2.49%[4]	2.44%	2.36%	2.27%	2.15%	1.80%

Net investment income (net operating loss)	0.21%[4]	(0.03)%	(0.54)%	0.96%	1.39%	3.17%

Expense waiver/reimbursement[5]	0.00%[4,6]	0.00%[6]	0.37%	0.81%	1.49%	3.11%

Supplemental Data:

Net assets, end of period (000 omitted)	$8,978	$9,494	$6,821	$3,276	$1,923	$1,072

Portfolio turnover	107%	219%	169%	139%	52%	50%

1 Per share amount based on average shares outstanding.

2 Per share amount does not round to $(0.01).

3 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

4 Computed on an annualized basis.

5 This voluntary expense decrease is reflected in both the expense and the net investment income net operating loss ratios shown above.

6 Amount does not round to 0.01%.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

May 31, 2001 (unaudited)

ORGANIZATION

Federated World Investment Series, Inc. (the "Corporation") is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end, management investment company. The Corporation consists of nine portfolios. The financial statements included herein are only those of Federated World Utility Fund (the "Fund"), a diversified portfolio. The financial statements of the other portfolios are presented separately. The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Fund offers three classes of shares: Class A Shares, Class B Shares and Class C Shares. The Fund's investment objective is to provide total return.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuation

Market values of the Fund's foreign and domestic equity securities are determined according to the last reported sale price on a recognized securities exchange, if available. If unavailable, or if the securities trade over-the-counter, the securities are generally valued according to the mean between the last closing bid and asked prices. Short-term foreign and domestic fixed income securities are valued at the prices provided by an independent pricing service. However, short-term foreign and domestic fixed income securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value. Investments in other open-end regulated investment companies are valued at net asset value. Securities for which no quotations are readily available are valued at fair value as determined in good faith using methods approved by the Board of Directors (the "Directors").

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Directors. Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

In November 2000, the American Institute of Certified Public Accountants (AICPA) issued a revised version of the AICPA Audit and Accounting Guide for Investment companies (the "Guide"). The Guide is effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provision for federal tax is necessary.

Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable country's tax rules and rates.

At November 30, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $7,204,719 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire in 2008.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Foreign Exchange Contracts

The Fund may enter into foreign currency commitments for the delayed delivery of securities or foreign currency exchange transactions. The Fund may enter into foreign currency contract transactions to protect assets against adverse changes in foreign currency exchange rates or exchange control regulations. Purchased contracts are used to acquire exposure to foreign currencies; whereas, contracts to sell are used to hedge the Fund's securities against currency fluctuations. Risks may arise upon entering these transactions from the potential inability of counterparties to meet the terms of their commitments and from unanticipated movements in security prices or foreign exchange rates. The foreign currency transactions are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purpose as unrealized until the settlement date.

At May 31, 2001, the Fund had outstanding foreign currency commitments as set forth below:

Settlement Date	Foreign Currency Units to Deliver/Receive	In Exchange For	Contracts at Value	Unrealized Appreciation (Depreciation)
Contracts Purchased:
6/1/2001	141,323 British Pounds	$ 200,898	$ 200,389	$ (509)

6/1/2001	1,046,009 Euro	893,081	884,557	(8,524)

6/4/2001	318,796 Euro	273,164	269,590	(3,574)

Contracts Sold:
6/4/2001	828,155 British Pounds	1,180,949	1,174,283	6,666

NET UNREALIZED DEPRECIATION ON FOREIGN EXCHANGE CONTRACTS				$(5,941)

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FC") are translated into U.S. dollars based on the rates of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

CAPITAL STOCK

At May 31, 2001, par value shares ($0.001 per share) authorized were as follows:

Share Class Name	Number of Par Value Capital Stock Authorized
Class A Shares	200,000,000

Class B Shares	100,000,000

Class C Shares	100,000,000

TOTAL	400,000,000

Transactions in capital stock were as follows:

	Six Months Ended 5/31/2001		Year Ended 11/30/2000
Class A Shares:	Shares	Amount	Shares	Amount
Shares sold	420,274	$6,609,093	3,245,349	$60,882,225
Shares issued to shareholders in payment of distributions declared	31,239	505,441	450,510	7,951,852
Shares redeemed	(803,101)	(12,530,831)	(2,507,411)	(46,274,430)

NET CHANGE RESULTING FROM CLASS A SHARE TRANSACTIONS	(351,588)	$(5,416,297)	1,188,448	$22,559,647

	Six Months Ended 5/31/2001		Year Ended 11/30/2000
Class B Shares:	Shares	Amount	Shares	Amount
Shares sold	181,064	$2,831,947	1,435,985	$26,332,183
Shares issued to shareholders in payment of distributions declared	203	3,232	304,021	5,317,330
Shares redeemed	(440,090)	(6,774,763)	(684,065)	(12,168,767)

NET CHANGE RESULTING FROM CLASS B SHARE TRANSACTIONS	(258,823)	$(3,939,584)	1,055,941	$19,480,746

	Six Months Ended 5/31/2001		Year Ended 11/30/2000
Class C Shares:	Shares	Amount	Shares	Amount
Shares sold	33,788	$529,083	340,413	$6,526,179
Shares issued to shareholders in payment of distributions declared	--	--	50,029	876,003
Shares redeemed	(74,865)	(1,167,385)	(127,799)	(2,249,050)

NET CHANGE RESULTING FROM CLASS C SHARE TRANSACTIONS	(41,077)	$(638,302)	262,643	$5,153,132

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(651,488)	$(9,994,183)	2,507,032	$47,193,525

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Global Investment Management Corp., the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 1.00% of the Fund's average daily net assets.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in Prime Value Obligations Fund which is managed by the Federated Investment Management Company (FIMC), an affiliate of the Fund's Adviser. FIMC has agreed to reimburse certain investment adviser fees as a result of these transactions.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.150% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Class B Shares and Class C Shares. The Plan provides that the Fund may incur distribution expenses according to the following schedule annually, to compensate FSC.

Share Class Name	Percentage of Average Daily Net Assets of Class
Class B Shares	0.75%
Class C Shares	0.75%

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary FSSC, serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

Interfund Transactions

During the six months ended May 31, 2001, the Fund engaged in purchase and sale transactions with funds that have a common investment adviser (or affiliated investment advisers), common Directors, and/or common Officers. These purchase and sale transactions complied with Rule 17a-7 under the Act and amounted to $60,074,405 and $67,587,622, respectively.

General

Certain of the Officers and Directors of the Corporation are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the six months ended May 31, 2001, were as follows:

Purchases	$128,212,406

Sales	$131,706,032

CONCENTRATION OF CREDIT RISK

The Fund invests in securities of non-U.S. issuers. The political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

LINE OF CREDIT AGREEMENT

Effective November 28, 2000, the Corporation has agreed to a $75,000,000 unsecured, uncommitted revolving line of credit ("LOC") agreement with State Street Corporation. The LOC was made available for extraordinary or emergency purposes, primarily for financing redemption payments. Borrowings are charged interest at a rate of 0.50% over the federal funds rate. The Fund did not make any borrowings under the LOC during the six months ended May 31, 2001.

Directors

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

RICHARD B. FISHER

President

HENRY A. FRANTZEN

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD J. THOMAS

Treasurer

MICHAEL D. MCLEAN

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus, which contains facts concerning its objective and policies, management fees, expenses, and other information.

IMPORTANT NOTICE ABOUT FUND DOCUMENT DELIVERY

In an effort to reduce costs and avoid duplicate mailings, the Fund(s) intend to deliver a single copy of certain documents to each household in which more than one shareholder of the Fund(s) resides (so-called "householding"), as permitted by applicable rules. The Fund's "householding" program covers its/their Prospectus and Statement of Additional Information, and supplements to each, as well as Semi-Annual and Annual Reports and any Proxies or information statements. Shareholders must give their written consent to participate in the householding program. The Fund is also permitted to treat a shareholder as having given consent ("implied consent") if (i) shareholders with the same last name, or believed to be members of the same family, reside at the same street address or receive mail at the same post office box, (ii) the Fund gives notice of its intent to "household" at least sixty (60) days before it begins "householding" and (iii) none of the shareholders in the household have notified the Fund(s) or their agent of the desire to "opt out" of householding. Shareholders who have granted written consent, or have been deemed to have granted implied consent, can revoke that consent and opt out of householding at any time by calling 1-800-341-7400.

Federated
World-Class Investment Manager
Federated World Utility Fund
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428U672
Cusip 31428U664
Cusip 31428U656

Federated is a registered mark of Federated Investors, Inc. 2001 ©Federated Investors, Inc.

G00259-05 (7/01)